UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                ---------------


                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported) January 18, 2000


                    MAXUS REAL PROPERTY INVESTORS-FOUR, L.P.
             (Exact Name of Registrant as Specified in its Charter)


        MISSOURI                    000-11023                    43-1250566
(State or  Other Jurisdiction      (Commission                 (IRS Employer
       of Incorporation)           File Number)              Identification No.)





1100 Main, Suite 2100, Kansas City, MO                       64105
(Address of Principal Executive Offices)                  (Zip Code)


        Registrant's telephone number, including area code (816) 421-4670



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Item 4.  Changes in Control of Registrant's Certifying Accountant.

         (a)  Previous independent accountants.

                  (i) On or about January 18, 2000, Maxus Real Property Investors-Four, L.P. (formerly known as Nooney Real Property Investors-Four, L.P.) (the "Registrant") dismissed Deloitte & Touche LLP as the Registrant's independent accountants.

                  (ii) For the fiscal year ended 1997, Deloitte & Touche LLP's report on the financial statements was modified to include an explanatory paragraph regarding a going concern uncertainty. Deloitte & Touche LLP's report on the financial statements for the fiscal year ended 1998, which were prepared on a liquidation basis, was unmodified.

                  (iii) The decision to dismiss Deloitte & Touche LLP as the Registrant's independent accountants was recommended by the Registrant's general partner.

                  (iv) During the Registrant's fiscal years ending November 30, 1997 and November 30, 1998 and the subsequent interim period preceding the dismissal, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement(s) in connection with their report.

                  (v) During the periods listed in item (iv) above, there have been no "reportable events" (as defined in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

                  (vi) The Registrant provided Deloitte & Touche LLP with a copy of this amended disclosure, and Deloitte & Touche LLP furnished the Registrant with a letter addressed to the Securities and Exchange Commission (the "Commission") stating that it agrees with the above statements. (A copy of the Deloitte & Touche LLP letter addressed to the Commission is filed as an exhibit hereto.)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements of Business Acquired

                  Not applicable.

         (b)  Pro Forma Financial Information

                  Not applicable.


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         (c)  Exhibits

                  16.1 Letter of Deloitte & Touche LLP dated February 15, 2000 regarding change in certifying accountant.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MAXUS REAL PROPERTY INVESTORS-FOUR, L.P.
                                   Missouri limited partnership

                                   By: Maxus Capital Corp., the Registrant's General Partner


Date: February 15, 2000                    By: /s/ Daniel W. Pishny
                                                   Daniel W. Pishny
                                                   President



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                           EXHIBIT INDEX TO FORM 8-K/A


         Exhibit
         Number          Description

           16.1 Letter of Deloitte & Touche LLP dated February 15, 2000 regarding change in certifying accountant.


                                        4

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